EXHIBIT 10.27
W911QY20C0100 (dsoto21610)
Page 1 of 31

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES 1	31

2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE 11-Dec-2020	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE W911QY		7. ADMINISTERED BY (If other than item 6) CODE S2206A	
W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011		DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON495 SUMMER STREET BOSTON MA 02210-2138	

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE 8PTM0 FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: dsoto21610

See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED 11 Dec 2020

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84
30-105-04
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911QY20C0100 (dsoto21610) Page 2 of 31 SECTION SF 30 BLOCK 14 CONTINUATION PAGE SECTION SF 30 - BLOCK 14 CONTINUATION PAGE The following have been added by full text: OBLIGATION AMOUNT: $1,966,598,000 a. The purpose of this modification (P00003) is to: - Update Moderna TX to Moderna US per contract modification W911QY-20-C-0100-P00001 (Authority H.14 Novation Clause) - Add and fund new CLINs for acceleration efforts on the base (0001AE $8,408,000) and option 1 (1001 $8,190,000) (Authority FAR 43.103(a)) - Apply incremental funding to CLINs 0003AA, 0003AB, 0003AC, and 0003AD for a total of $300,000,000 (Authority DFARS 252.232-7007) - Exercise and fund Option 1 CLINs 1001AA, 1001AB, 1001AC for a total of $1,650,000,000 (Authority FAR 52.217-7) - Change inspection and acceptance terms for SARS-CoV2 mRNA-1273 Vaccine CLIN No’s 0001AC, 0001AD, 1001AA, 1001AB, 1001AC, 2001AA, 2001AB, 2001AC, 3001AA, 3001AB, 3001AC, 4001AA, 4001AB, and 4001AC (0001AE and 1001AE will remain at Destination) from Destination to Origin (Authority FAR 52.243-1) - Add delivery locations (Authority FAR 52.243-1) - Update Inspect by DODAAC and update the Contracting Officer (Authority FAR 43.103(b)) - Update the Performance Based Payment Milestone Billing Plan (Attachment 0008, dated 4 December 2020) and update the associated table in Section G accordingly (Authority FAR 52.232-16) - Update H.1 Key Personnel and add H.15 Acceleration Production Credit (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties) b. This modification was requested by the program office to meet the Government’s mission requirements. c. The total contract value has increased by $1,666,598,000 from $1,525,000,000 to $3,191,598,000, the total funded amount has increased by $1,966,598,000 from $1,225,000,000 to $3,191,598,000. The following have been deleted: SECTION A - SOLICITATION/CONTRACT FORM The total cost of this contract was increased by $1,666,598,000.00 from $1,525,000,000.00 to $3,191,598,000.00.

W911QY20C0100 (dsoto21610) Page 3 of 31 SECTION B - SUPPLIES OR SERVICES AND PRICES Global Changes CLIN 0001 -- CLIN 4002 The manufacturer organization has changed from MODERNATX, INC. 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578 to MODERNA US, INC. 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578 SUBCLIN 0003AA The project Operation Warp Speed has been added. SUBCLIN 0003AB The project Operation Warp Speed has been added. SUBCLIN 0003AC The project Operation Warp Speed has been added. SUBCLIN 0003AD The project Operation Warp Speed has been added. CLIN 1001 The option status has changed from Option to Option Exercised. SUBCLIN 1001AA The option status has changed from Option to Option Exercised. SUBCLIN 1001AB The option status has changed from Option to Option Exercised.

W911QY20C0100 (dsoto21610) Page 4 of 31 SUBCLIN 1001AC The option status has changed from Option to Option Exercised. SUBCLIN 1001AE is added as follows: ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0001AE [***] [***] [***] [***] Acceleration Efforts FFP a. [***] b. This subCLIN shall be invoiced in full at the completion of all deliveries on the base period. FOB: Destination [***] PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT [***] ACRN AC CIN: GFEBS0011584850 00001 [***] SUBCLIN 1001AD is added as follows:

EXHIBIT 10.27
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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001AD		1	Lot	[***]	[***]
EXERCISED OPTION	Acceleration Efforts FFP a. [***]. b. This subCLIN shall be invoiced in full at the completion of all deliveries on the option period. FOB: Destination [***] PROJECT: Operation Warp Speed PSC CD: 6505				
				NET AMT	[***]
	ACRN AC CIN: GFEBS001158485000009				[***]

SECTION E - INSPECTION AND ACCEPTANCE

The Acceptance/Inspection Schedule for SUBCLIN 0001AC has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 0001AD has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 0001AE:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The Acceptance/Inspection Schedule for SUBCLIN 1001AA has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 1001AB has been changed from

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

EXHIBIT 10.27
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The Acceptance/Inspection Schedule for SUBCLIN 1001AC has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1001AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The Acceptance/Inspection Schedule for SUBCLIN 2001AA has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 2001AB has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 2001AC has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

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The Acceptance/Inspection Schedule for SUBCLIN 3001AA has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 3001AB has been changed from

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 3001AC has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 4001AA has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 4001AB has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The Acceptance/Inspection Schedule for SUBCLIN 4001AC has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

W911QY20C0100 (dsoto21610) Page 8 of 31 The following have been modified: E1. Inspection: Vaccine CLINs: Quality inspection of Filled Drug Product (FDP) shall occur when the Contractor performs release testing to confirm that products complies with Contractor’s release specifications and criteria. Contractor will submit the Certificate of Analysis for quality inspection of all drug product lots in BARDA Data Infrastructure (BDI) system. Initial Inspection under this contract will be performed at the Contractor’s facility, or the subcontractor facility, by the BARDA Contracting Officer Technical Representative (COTR). The Government shall inspect each shipment of product delivered to it hereunder for visible damage and quantity within [***] of final delivery. In the event Contractor supplies any product to the Government and it is established that such Product was damaged or does not include the required quantities at the time of final delivery, the Government shall promptly notify Contractor in writing within [***]. A BDI extract of the inspection documentation shall also be submitted in Wide Area Workflow (WAWF) as supporting documentation for invoice submittals. Storage CLIN: In the event the USG requires storage of the FDP to a Vendor Managed Inventory (VMI) location, quantity inspection shall be conducted by submission of shipping or other documentation into WAWF confirming quantity to VMI location. Physical inspection of the FDP shall be conducted upon receipt of product to USG CDC location. Data CLIN: Inspection of all reports and Contract Data Requirement List (CDRL) under this contract will be performed at Destination by duly authorized representative of the Government. Initial quality inspection of Filled Drug Product (FDP) shall occur when the Contractor performs release testing to confirm that products complies with Contractor’s release specifications and criteria. Contractor will submit in WAWF to the Contracting Officer or the duly authorized representative of the Government with a Certificate of Analysis for quality inspection of all deliverables. Initial Inspection under this contract will be performed at the Contractor’s facility, or the subcontractor facility, by the BARDA Contracting Officer Technical Representative (COTR). Final inspection of product shall occur when the Government inspects each shipment of product delivered to it hereunder for visible damage and quantity within [***] of such delivery. In the event Contractor supplies any product to the Government and it is established that such Product was damaged or does not include the required quantities at the time of delivery, the Government shall promptly notify Contractor in writing within [***]. Final inspection shall be conducted at the CDC location identified as destination. In the event the USG requires storage of the FDP to a Vendor Managed Inventory (VMI) location, final quantity inspection shall be conducted by submission into WAWF of shipping or other documentation confirming quantity to VMI location. Final physical inspection of the FDP shall be conducted upon receipt of product to USG location. Inspection of all reports and Contract Data Requirement List (CDRL) under this contract will be performed at Destination by duly authorized representative of the Government. E.2 Acceptance

EXHIBIT 10.27
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a. Acceptance at origin shall occur at the contractor or subcontractor facility. Acceptance at destination shall occur at a government designated CDC location. Regardless of where acceptance occurs, the contractor is responsible for final delivery of Filled Drug Product (FDP) to a government designated CDC location.

b. Acceptance of vaccines under this agreement will be performed by the COTR in the BDI system, which constitutes government acceptance at origin. Documentation of acceptance shall be submitted in accordance with WAWF instructions.

~~b. Acceptance under this agreement will be performed by Army Contracting Command Aberdeen Proving Ground (ACC-APG) Natick Contracting Division (NCD) Contracting Officer.~~

c. Acceptance of storage services under VMI CLIN No. 0002 shall occur upon satisfactory physical and quantity inspection of FDP upon delivery at USG designated CDC location. Acceptance of Data CLIN No. 0004 shall occur in WAWF by the KO.

~~c. Acceptance of services under VMI SubCLINs (List CLINS) shall occur upon satisfactory physical and quantity inspection of FDP upon delivery at USG designated CDC location.~~

d. The parties acknowledge that acceptance may depend on the compliance with the Contractor's product specifications. The KO and COR may prior to acceptance consult with FDA under its authority under Public Law 115-92 to determine whether the material to be delivered meets the Contractor's product specifications. To this end, Contractor agrees to provide a letter to FDA authorizing the Government to engage in dialog with FDA about the ultimate compliance of this product with the Contractor's product specifications prior to acceptance. BARDA/COR will accept product according to the approved Product Acceptance Procedure.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for SUBCLIN 0001AA has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***]	
		FOB: Origin (Shipping Point)	

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***]	[***]
		FOB: Origin (Shipping Point)	

The following Delivery Schedule item for SUBCLIN 0001AB has been changed from:

W911QY20C0100 (dsoto21610) Page 10 of 31 DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Origin (Shipping Point) To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Origin (Shipping Point) [***] The following Delivery Schedule item for SUBCLIN 0001AC has been changed from DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 0001AD has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To:

W911QY20C0100 (dsoto21610) Page 11 of 31 DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule for SUBCLIN 0001AE has been added: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 1001AA has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 1001AB has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE

W911QY20C0100 (dsoto21610) Page 12 of 31 [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 1001AC has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule for SUBCLIN 1001AD has been added: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***]

W911QY20C0100 (dsoto21610) Page 13 of 31 The following Delivery Schedule item for SUBCLIN 2001AA has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 2001AB has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 2001AC has been changed from: To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination

W911QY20C0100 (dsoto21610) Page 14 of 31 To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 3001AA has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 3001AB has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE

W911QY20C0100 (dsoto21610) Page 15 of 31 [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 3001AC has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 4001AA has been changed from DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***]

W911QY20C0100 (dsoto21610) Page 16 of 31 The following Delivery Schedule item for SUBCLIN 4001AB has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following Delivery Schedule item for SUBCLIN 4001AC has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] N/A FOB: Destination To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] FOB: Destination [***] The following have been modified: F.1 The contractor shall ship mRNA-1273 vaccines to the designated locations listed below. locations [***] in the United States. The contractor shall be responsible for secure shipment of all vaccine product whether acceptance is conducted at origin or destination. Delivery Locations:

W911QY20C0100 (dsoto21610) Page 17 of 31 Location 1 [***] Location 2 [***] SECTION G - CONTRACT ADMINISTRATION DATA Accounting and Appropriation Summary for the Payment Office As a result of this modification, the total funded amount for this document was increased by [***] SUBCLIN 0001AE: Funding on SUBCLIN 0001AE is initiated as follows: ACRN: AC CIN: GFEBS001158485000001 Acctng Data: 0212021202220400000665654255 S.0074658.5.33 6100.9000021001 Increase: [***] Total: [***] Cost Code: A5XAH SUBCLIN 0003AA: AB: 0212020202120400000664643255 S.0074658.5.6.1 6100.9000021001 A5XAH (CIN GFEBS001158485000002) was increased by [***] The contract ACRN AB has been added.

W911QY20C0100 (dsoto21610) Page 18 of 31 The CIN GFEBS001158485000002 has been added. The Cost Code A5XAH has been added. SUBCLIN 0003AB: AB: 0212020202120400000664643255 S.0074658.5.6.1 6100.9000021001 A5XAH (CIN GFEBS001158485000003) was increased by [***] The contract ACRN AB has been added. The CIN GFEBS001158485000003 has been added. The Cost Code A5XAH has been added. SUBCLIN 0003AC: AB: 0212020202120400000664643255 S.0074658.5.6.1 6100.9000021001 A5XAH (CIN GFEBS001158485000004) was increased by [***] The contract ACRN AB has been added. The CIN GFEBS001158485000004 has been added. The Cost Code A5XAH has been added. SUBCLIN 0003AD: AB: 0212020202120400000664643255 S.0074658.5.6.1 6100.9000021001 A5XAH (CIN GFEBS001158485000005) was increased by [***] The contract ACRN AB has been added. The CIN GFEBS001158485000005 has been added. The Cost Code A5XAH has been added. SUBCLIN 1001AA: AC: 0212021202220400000665654255 S.0074658.5.33 6100.9000021001 A5XAH (CIN GFEBS001158485000006) was increased by [***] The contract ACRN AC has been added. The CIN GFEBS001158485000006 has been added. The Cost Code A5XAH has been added. SUBCLIN 1001AB: AD: 0212021202220400000665654255 S.0074658.5.33.1 6100.9000021001 A5XAH (CIN GFEBS001158485000007) was increased by [***] The contract ACRN AD has been added. The CIN GFEBS001158485000007 has been added. The Cost Code A5XAH has been added. SUBCLIN 1001AC: AE: 0212021202220400000665654255 S.0074658.5.33.2 6100.9000021001 A5XAH (CIN GFEBS001158485000008) was increased by [***] The contract ACRN AE has been added. The CIN GFEBS001158485000008 has been added. The Cost Code A5XAH has been added. SUBCLIN 1001AD: Funding on SUBCLIN 1001AD is initiated as follows: ACRN: AC

W911QY20C0100 (dsoto21610) Page 19 of 31 CIN: GFEBS001158485000009 Acctng Data: 0212021202220400000665654255 S.0074658.5.33 6100.9000021001 Increase: [***] Total: [***] Cost Code: A5XAH The following have been modified: In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer. Procuring Contracting Officer: [***] Bldg. 1, General Greene Avenue Natick, MA 01760-5011 Contract Specialist: [***] Bldg. 1, General Greene Avenue Natick, MA 01760-5011 [***] Biologist/Project Officer 200 C Street, SW Washington, DC 20201 [***] Moderna US, Inc. 200 Technology SQ. Cambridge, MA 02139-3578 Moderna US, Inc. 200 Technology SQ. Cambridge, MA 02139-3578

EXHIBIT 10.27
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Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.

G.6 PERFORMANCE BASED PAYMENT

Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	PERIOD	AMOUNT	
0001AA	BASE	$	94,861,200
0001AB	BASE	$	139,129,760
0001AC	BASE	$	189,322,400
0001AD	BASE	$	208,694,640
TOTAL		$	632,008,000
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance-based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008 dated 4 December 2020.

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a) Definitions. As used in this clause—

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

W911QY20C0100 (dsoto21610) Page 21 of 31 (b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.2327003, Electronic Submission of Payment Requests and Receiving Reports. (c) WAWF access. To access WAWF, the Contractor shall— (1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and (2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site. (d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/. (e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol. (f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order: (1) Document type. The Contractor shall submit payment requests using the following document type(s): COMBO (ii) For fixed price line items— (A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer. Invoice and receiving report document type (B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer. N/A (iii) For customary progress payments based on costs incurred, submit a progress payment request. (iv) For performance based payments, submit a performance based payment request. (v) For commercial item financing, submit a commercial item financing request. (2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract. (3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

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Routing Data Table

Field Name in WAWF	*Data to be entered in WAWF*
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	W911QY
Admin DoDAAC	S2206A
Inspect By DoDAAC	W56XNH
Acceptor	W911QY
Ship To	TDB

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

[***]

(2) Contact the WAWF helpdesk at [***], if assistance is needed.

(End of clause)

FOR REFERENCE:

DFARS PGI 204.7108 Payment Instructions Table

https://www.acq.osd.mil/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

W911QY20C0100 (dsoto21610) Page 23 of 31 Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar- day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel Name Title [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause. All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof. Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency. The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractor’s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations. No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no

W911QY20C0100 (dsoto21610) Page 24 of 31 such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law. The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government. (a) Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published. (b) Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications. (c) The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided. (d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows: “This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.” a. Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization. b. The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause. c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act. d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization. (e) Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this

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article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

(f) Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

(g) The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.

H.6 Regulatory Rights

This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the "Technology"). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms "sponsor" and "applicant" are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

Accordingly, the Contractor and the Government agree to the following:

a. DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***]of award.

b. [***]

H.7 Performance Based Payment Liquidated under Termination

Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna's mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).

H.8 Public Readiness and Emergency Preparedness (PREP) Act:

In accordance with the Public Readiness and Emergency Preparedness Act ("PREP Act"), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS's Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the "Prep Act Declaration"):

(i) This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of "Covered Countermeasures" for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

W911QY20C0100 (dsoto21610) Page 26 of 31 (ii) Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and (iii) Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration. Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration. The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1) The items and technology covered by this Contract are being developed for both civil and military applications. [***]

W911QY20C0100 (dsoto21610) Page 27 of 31 1. In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met: a. Moderna gives written notice, required to be submitted to the Government no later than [***], of: i. any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or; ii. any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or iii. any filing that anticipates Federal bankruptcy protection; and b. Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA). 2. If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government: a. a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine; b. necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and c. any outstanding Deliverables contemplated or materials purchased under this contract. 3. This remedy will remain available until the end of the contract.

W911QY20C0100 (dsoto21610) Page 28 of 31 During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***]. The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future. Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract. [***]

W911QY20C0100 (dsoto21610) Page 29 of 31 SECTION I - CONTRACT CLAUSES The following have been modified: 252.232- 7007 LIMITATION OF GOVERNMENT’S OBLIGATION (APR 2014) (a) Contract line item 0003 is incrementally funded. For this item, the sum of $300,000,000.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause. (b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s). (c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT”.

W911QY20C0100 (dsoto21610) Page 30 of 31 (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly. (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “disputes.” (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause. (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “DEFAULT.” The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause. (h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled “TERMINATION FOR CONVENIENCE OF THE GOVERNMENT.” (i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342. (j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: On execution of contract $0.00 Modification P00003 dated 11 Dec 2020 - $300,000,000 (End of clause) SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS The following have been modified: Document Type Description Page # Date Exhibit A CDRLs 15 18 July 2020 Attachment 0001 Supply Chain Resiliency Plan for CDRL A010 3 23 July 2020

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Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	2	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	17	4 December 2020
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)